Company Update April 2014 Exhibit 99.1

Safe Harbor Statements 1 Forward-Looking Statements Statements contained in this presentation that state the Company’s or management’s expectations or predictions of the future are forward-looking statements are intended to be covered by the safe harbor provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. The words “believe,” “expect,” “should,” “intends,” “estimates,” and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see CST Brands’ filings with the Securities and Exchange Commission (“SEC”), including the Risk Factors in our most recently filed Annual Report on Form 10-K as filed with the SEC and available on CST Brands’ website at www.cstbrands.com. If any of these risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. Any forward-looking statement you see or hear during this presentation reflects our current views as of the date of this presentation with respect to future events. We assume no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures To supplement our consolidated and combined financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and to better reflect period-over-period comparisons, we use non-GAAP financial measures that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure, calculated and presented in accordance with GAAP. Non-GAAP financial measures do not replace and are not superior to the presentation of GAAP financial results, but are provided to improve overall understanding of our current financial performance and our prospects for the future. We believe the non-GAAP financial results provide useful information to both management and investors regarding certain additional financial and business trends relating to financial condition and operating results. In addition, management uses these measures, along with GAAP information, for reviewing financial results and evaluating our historical operating performance. The non-GAAP adjustments for all periods presented are based upon information and assumptions available as of the date of this presentation. The non-GAAP information is not prepared in accordance with GAAP and may not be comparable to non- GAAP information used by other companies. Information regarding the non-GAAP financial measure referenced in this presentation, including the reconciliation to the nearest GAAP measure can be found in our financial results press releases, available on our web site: www.cstbrands.com.

CST Brands Overview & Update • One of the largest independent retailers of convenience merchandise and services and transportation fuels in North America • Strong urban footprint of 1,900 retail sites in the U.S. and Canada with a concentration in growing markets – 2013 revenue of $12.8 billion – 2013 Adjusted EBITDA(1) of $364 million – Nearly 8 million gallons of fuel sold per day – Serve approximately 10 million customers per week • Spun from Valero Energy Corporation on May 1, 2013 – Represent one-fourth of Valero’s branded wholesale fuels business in North America – Generated over $250 million of cash with new Valero fuel payment terms during 2013 – Substantially complete with reducing / eliminating transition services from Valero – Exclusive seller of Ultramar fuel in Canada • Have in place attractive capital structure with ample liquidity • Declared third quarterly dividend 2 (1) Adjusted EBITDA is a non-GAAP financial measure. See reconciliation on Slide 21.

Large Scale & Geographic Diversity


Canada Segment
Ontario
19
96
Quebec
178
311
Atlantic
75
92
U.S. Segment
CA
81
WY
4
CO
156
AZ
63
NM
38
TX
633
OK
2
AR
3
29
LA
30

Store Locations

- **Retail – 1,308**
  - 1,036 in U.S. and 272 in Canada
  - Excludes 76 fuel-only Cardlock locations in Canada
- **Wholesale & Dealer/Agent – 502**
  - Substantially all in Canada

As of December 31, 2013

★ **CST Service Centers**
San Antonio and Montreal

3

Executing on Post-Spin Strategy 4 • Establishing our CST Culture – Retail focused, customer focused! • Enhancing our brand and exploring fuel options • Growing fuel gross profit • Increasing merchandise margin • Optimizing our portfolio and expanding our wholesale network • Accelerating organic growth

Enhancing Our Brand and Exploring Fuel Options 5 Corner Store fuel brand location: Spring, Texas Depanneur Du Coin Shell: Valleyfield, Quebec • Increasing our visibility and growing our store brand, both on-site and in our communities • Testing the Corner Store fuel brand – Provides consistent branding throughout the store experience • Establishing new fuel relationships – Acquired 4 and converting 5 stores to Shell branded fuel in Canada – Provides insight into Air Miles reward program – Provides fuel diversity as we look to grow

Growing Fuel Gross Profit • Over the past three years, Canada’s annual fuel margin has remained strong (over 26 cpg, gross) and their annual volume has not fluctuated more than 1% • In the US, the spin has created an opportunity to capture a greater portion of the available margin – While still maintaining a very strong volume level, capturing an additional 1 cpg increases full year gross profit by $19 million in the US alone 6 5,048 5,080 5,003 4,866 3,235 3,429 3,401 3,277 12 cpg 21 cpg 20 cpg 19 cpg 19 cpg 19 cpg 17 cpg 2,500 3,000 3,500 4,000 4,500 5,000 5,500 6,000 6,500 0 cpg 5 cpg 10 cpg 15 cpg 20 cpg 25 cpg 1Q13 2Q13 3Q13 4Q13 CST-US Volume Peer Average Volume CST-US Margin Peer Average* Margin $606 $1,067 $1,001 $925 $598 $713 $633 $551 1Q13 2Q13 3Q13 4Q13 CST-US Fuel Gross Profit Peer Average Fuel Gross Profit Note: Fuel Margin and Gross Profit is before the deduction of credit card fees. Peer average includes Casey’s, Pantry, and Susser (including additional 3 cpg for Susser wholesale business) 2013 U.S. Fuel Margin and Volume (Gallons per store per day) 2013 U.S. Fuel Gross Profit ($ per store per day)

Increasing Merchandise Margin 7 • Since the spin, our efforts have been focused on growing inside merchandise margin • We have expanded offerings, tested new products and committed resources to grow our food penetration • Since the spin, our food sales have grown at a faster rate than our overall merchandise sales – Food now makes up 10% of merchandise sales and 16% of merchandise margin, up 200 bps in two years • Also focusing on enhancements to improve merchandise profit in Canada, such as private label penetration and leveraging buying power to lower COGS

Portfolio Optimization Growing Wholesale Business • Optimizing our Portfolio – Following a market review and analysis of our existing store base, we announced the planned sale of approximately 100 stores, with the potential to drop the dealer contract into a wholesale business • While less than our network average, these locations achieve fuel sales greater than the industry average • Smaller store and lot square footage than our network – Allows us to monetize our marginally profitable stores for reinvestment into high-return NTIs, while still maintaining stable cash flow through our wholesale business • Expect this will generate a higher NPV for these locations versus their current operations – Should begin closing transactions in the fourth quarter • Growing our Wholesale Business – This optimization strategy creates a great opportunity to provide immediate scale to our US wholesale business – Low capital commitment business • Achieve success by leveraging off our relationships and agreements to distribute fuel to dealers • Existing efficient transportation and fuel supply logistics to all sites already in place – Experience and blueprint provided by our Canadian Dealer/Agent business • Similar characteristics to a traditional wholesale fuel business 8 Potential Divestitures Total US Network NTI Locations Fuel Sales (gallons pspd) 3,000 5,000 9,800 Store Square Footage (avg.) 1,700 2,300 5,200 Lot Square Footage (avg.) 31,000 42,000 110,300

Accelerating Organic Growth • Significantly increasing new store growth in the U.S. and Canada – Building more New-to-Industry Stores (NTIs) in 2013 and 2014 than were built in the prior 5 years combined • 2014 Construction Update – Already opened seven NTIs through March – On schedule to meet our 2014 goal of 38 • Raze & Rebuilds (R&Rs) – Although not considered a “New to Industry” site, we continue to invest in properties that are on exceptional lots with our NTI store design – On average, R&Rs increase store square footage size by over 150%, allowing for expanded food offerings 2009 2010 2011 2012 2013 2014E Canada R&R Growth 2 3 5 2 2 4 Canada NTI Growth 3 2 3 5 7 8 US R&R Growth 0 1 1 2 4 5 US NTI Growth 4 7 6 11 15 30 0 5 10 15 20 25 30 35 40 45 50 9 CST New To Industry + Raze & Rebuild Unit Growth

29% 28% 23% 15% 5% ATM Lottery Car Wash Miscellaneous Money Orders Financial Metrics – U.S. Segment U.S. Merchandise & Other Sales and Margin % 10 Note: Merchandise & Other Sales includes all non-fuel sales and are before credit card fees. Other Category Sales only include net revenue earned. (Sales per store per day) 4,983 5,086 5,059 5,083 4,997 $0.109 $0.126 $0.131 $0.147 $0.139 2009 2010 2011 2012 2013 Fuel Volume Fuel Margin U.S. Fuel Volume and CPG Margin (net) Note: Fuel margins are net of credit card fees, and prior years are adjusted for commercial agreements. (Gallons per store per day) U.S. Other Category Sales 32% 18% 16% 13% 12% 9% Cigarettes Alcohol Beverages Miscellaneous Snacks/Gum/Candy Food Service 2013 Legacy Stores Legacy Stores Note: Other Category Sales only include net revenue earned. U.S. Merchandise Category Sales 21% 18% 17% 14% 11% 19% 2013 NTI Stores NTI Stores 19% 19% 49% 12% 1% $3,343 $3,479 $3,510 $3,509 $3,533 31.2% 32.0% 32.6% 33.4% 33.5% 2009 2010 2011 2012 2013 Merch. & Other Sales Merch. & Other Gross Margin

50% 11% 10% 12% 8% 9% Cigarettes Alcohol Beverages Miscellaneous Snacks/Gum/Candy Food Service 14% 27% 53% 6% ATM Lottery Car Wash Miscellaneous 8% 18% 72% 3% Financial Metrics – Canada Segment $2,457 $2,867 $3,009 $2,921 $2,848 33.5% 34.4% 33.8% 33.7% 32.2% 2009 2010 2011 2012 2013 Merch. & Other Sales Merch. & Other Gross Margin Canada Merchandise & Other Sales and Margin % Note: Merchandise & Other Sales includes all non-fuel sales in company operated retail locations, and are before credit card fees. Other Category Sales only include net revenue earned. (Sales per store per day, U.S. $) 3,086 3,223 3,320 3,340 3,298 $0.204 $0.229 $0.263 $0.233 $0.238 2009 2010 2011 2012 2013 Fuel Volume Fuel Margin Canada Fuel Volume and CPG Margin (net) Note: Fuel margins are net of credit card fees, prior years are adjusted for commercial agreements, include Cardlock motor fuel sales, and have been adjusted to remove the effects of LIFO. (Gallons per store per day) Canada Other Category Sales 11 46% 10% 13% 12% 9% 9% 2013 NTI Stores NTI Stores Note: Other Category Sales only include net revenue earned. Canada Merchandise Category Sales 2013 Legacy Stores Legacy Stores

Strong & Stable Financial Performance 12 $39 $67 $91 $114 $152 $25 $38 $39 $42 $48 $64 $105 $130 $156 $208 2009 2010 2011 2012 2013 U.S. Canada $5,311 $6,183 $7,557 $7,907 $7,761 $3,469 $4,188 $5,306 $5,228 $5,016 $8,780 $10,371 $12,863 $13,135 $12,777 2009 2010 2011 2012 2013 U.S. Canada Historical Operating Revenue Historical Capital Expenditures ($ in millions) ($ in millions) (1) Pro Forma Adjusted EBITDA is a non-GAAP financial measure. See reconciliation on Slide 21. (2) 2013 includes corporate expense adjustment of $2M for presentation purposes. (3) Pro Forma Adjusted EBITDA divided by Net Assets. Fuel margins for prior years have been adjusted for commercial agreements. See reconciliations on Slide 21 & 22. (4) Peers include Casey’s, Pantry, Susser and Couche-Tard and sourced from company filings through March 25, 2014. 19% 24% 26% 25% 19% 18% 19% 19% 18% 17% 2009 2010 2011 2012 2013 CST Brands C-Store Peer Average Pro Forma Cash Flow Return on Net Assets (3) (4) Historical Pro Forma Adjusted EBITDA (1)(2) ($ in millions) $266 $337 $380 $377 $364 2009 2010 2011 2012 2013 Consolidated

Great Recipe for Growth Strong Foundation with Opportunities, Resources & Capabilities • CST spun from Valero as an established, well-maintained, well-capitalized, efficient business with several best-in-class competencies – Tenured employees with experience in running efficient operations, focused on customer loyalty – Fuels expertise – Significant real estate ownership – Successful and growing private label program – Efficient supply chain – Favorable demographic trends in growing markets – Strong balance sheet with sufficient liquidity • Separation from Valero is unlocking opportunities for CST’s growth – Enhancing our store brand while also exploring other fuel options – Optimizing fuel gross profit capture of the available fuel margin – Focusing on inside the store, allowing us to grow merchandise margin – Developing a US wholesale business as we optimize our portfolio – Committing capital to increase our organic growth with our high-return new store formats 13

Appendix 14

Strong Brand Equities Licensed Brands Proprietary Brands 15

81% 68% 79% 64% US Canada Consolidated Other Public Retail Pure-plays Significant Real Estate Ownership 16 • Ownership mitigates impact of lease risks – Provides flexibility of use – No “rent creep” – Potential for long-term increase in value – No risk of losing best locations to lease expirations – Provides financing flexibility • Leases typically include rent increases at the rate of inflation or higher – Fixed costs increase every year as rent increases – Leases eventually expire leaving the tenant subject to renegotiation risk % of COOP with CST Real Estate Ownership Source: Company data and public filings. (1) Includes Casey’s, Pantry and Susser (1)

Leading positions in insulated market providing strong and stable free cash flow generation • 771 sites fuel under the Ultramar brand – 272 company operated (fuel and merchandise) – 499 retail sites that are dealer/agent operated (fuel only) • Averaged 3,298 gallons of fuel sold per site per day for year ending 2013 (includes Cardlock business) • Averaged $2,848 in merchandise and other sales per site per day for year ending 2013* • A majority of company operated retail sites are located in growing metropolitan areas – Urban markets are characterized by relatively low volatility in fuel margins and high barriers to entry • Fuel margins in eastern Canada are typically 7 – 10 cpg higher than in the U.S. – Large concentration of stores with lower fuel volume throughput demand a higher per gallon margin to economically support the business Strong presence in attractive and growing markets in the Southwestern U.S. • 1,036 company-operated retail sites under the Corner Store brand with average store size of 2,300 sq ft • Averaged 4,997 gallons of fuel sold per site per day for year ending 2013 • Averaged $3,533 in merchandise and other sales per site per day for year ending 2013 • 61% of CST’s U.S. stores are in Texas – Highest annual job growth (over 250,000 annually) – Benefitting from increased oil and gas industry activity • Established supply chain with state-of-the-art, dedicated retail distribution center • Strong focus on food service and private label programs Geographically Diverse and Highly Attractive Store Footprint 17 Canada U.S. Note: Store count is as of December 31, 2013 *Excludes Home Heat

Growth Strategy 18 Business Line Expansion • Leverage fuels experience to develop wholesale distribution network in the U.S. • Complements fuel-only Dealer/Agent network in Canada Business Enhancements & Margin Growth • Continue growth of in-store margin through further expansion of food service, and higher margin offerings provided by new, large format stores •Maximize fuel margin opportunities by pricing as an independent retailer • Continue to develop and refine private label and unbranded fuel product offerings to drive consumer volume and loyalty • Leverage supply chain platform to support growth initiatives Unit Growth Acceleration •Ramp up large format growth through successful New to Industry (NTI) builds •Further grow square footage and expand food offerings by performing Raze and Rebuilds on exceptional lots •Participate in the C-store consolidation by selectively acquiring businesses, now with an even greater opportunity as an independent retailer - Leverage our scale and distribution capabilities

Successful New-To-Industry (NTI) Growth • Developed a new store format to meet the growing needs of the growing convenience store consumer and emphasize higher margin offerings • Goals of the new format: – Develop an open, attractive, modern store that appeals to wide demographics – Significantly expand food offering – Provide large refreshment presentation – Highlight private label offerings – Expand parking – Attractive exterior, allowing us to meet aesthetic requirements of any community – Quality built for sustainability and growth 19 U.S. NTIs Canada NTIs • 4,650 or 5,650 sq ft design • Land investments have averaged $1 - $1.5 million • Construction Investments have averaged $3 - $5 million • 3,000 sq ft design • Land investments have averaged $1 - $1.3 million • Construction Investments have averaged $3 - $4 million

Fuel Margin Sensitivity to Crude Oil 20 U.S. Monthly Fuel Margin Canada Monthly Fuel Margin $30 $40 $50 $60 $70 $80 $90 $100 $110 $120 $130 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 $0.50 Jan-09 Jul-09 Jan-10 Jul-10 Jan-11 Jul-11 Jan-12 Jul-12 Jan-13 Jul-13 Jan-14 CPG Fuel Margin (left axis) WTI Price (right axis) Note: Monthly fuel margins are net of credit card fees, exclude LIFO, and not adjusted for new commercial agreements for months prior to May 2013. Note: Monthly fuel margins are net of credit card fees, exclude LIFO, not adjusted for new commercial agreements for months prior to May 2013, and include Cardlock motor fuel sales. per bbl per gal $30 $40 $50 $60 $70 $80 $90 $100 $110 $120 $130 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 $0.50 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013 CPG Fuel Margin (left axis) Brent Price (right axis) per bbl per gal

Reconciliation of Net Income to EBITDA 21 (1) Represents minimum rent expense and excludes contingent rent. U.S. Canada Consol. U.S. Canada Consol. U.S. Canada Consol. U.S. Canada Consol. U.S. Canada Corp. Consol. Net Income, as reported $78 $68 $146 $100 $93 $193 $101 $117 $218 $127 $81 $208 $93 $76 ($30) $139 Depreciation and amortization expense 71 30 101 72 33 105 76 37 113 78 37 115 82 36 - $118 Asset Impairment Loss 8 5 13 2 3 5 2 1 3 - - - 5 1 - $6 Interest Expense, net 1 - 1 1 - 1 1 - 1 1 - 1 - - 27 $27 Income Tax expense 45 31 76 57 40 97 59 45 104 74 31 105 48 28 - $76 Adjusted EBITDA $203 $134 $337 $232 $169 $401 $239 $200 $439 $280 $149 $429 $228 $141 ($3) $366 Rent (1) 25 25 25 25 28 Adjusted EBITDAR $362 $426 $464 $454 $394 Adjusted EBITDA $203 $134 $337 $232 $169 $401 $239 $200 $439 $280 $149 $429 $228 $141 ($3) $366 Est. Comm. Agreement Adj. (26) (25) (51) (20) (24) (44) (18) (21) (39) (21) (11) (32) - - - $0 Est. Admin. Expense Adj. (19) (1) (20) (19) (1) (20) (19) (1) (20) (19) (1) (20) (1) (1) - ($2) Pro Forma Adjusted EBITDA $158 $108 266 $193 $144 337 $202 $178 380 $240 $137 377 $227 $140 ($3) 364 Rent 25 25 25 25 28 Pro Forma Adjusted EBITDAR $291 $362 $405 $402 $392 2009 2010 2011 20132012

Cash Flow Return on Net Assets 22 Year Ended December 31, 2009 2010 2011 2012 2013 (in millions) CST Brands Consolidated: Pro Forma Adjusted EBITDA $266 $337 $380 $377 $364 Total assets $1,580 $1,621 $1,691 $1,732 $2,303 Less: Current Liabilities(1) (177) (215) (212) (228) (463) Add: Current Maturities of Debt & Capital Leases 1 1 1 1 36 Net assets $1,404 $1,407 $1,480 $1,505 $1,876 Return on Net Assets - CST Brands 19% 24% 26% 25% 19% (1) Includes current maturities of Capital Lease obligations.